MERRILL LYNCH
BASIC VALUE
FUND, INC.




FUND LOGO




Annual Report

June 30, 1998






This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.







Merrill Lynch
Basic Value Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH BASIC VALUE FUND, INC.


TO OUR SHAREHOLDERS

Increasing volatility characterized the capital markets during the three-month period ended June 30, 1998. At times, US stock and bond prices reflected expectations that the slowdown in Asian economic growth would impact US exports and the US trade deficit and slow overall US business activity. The deterioration of economic conditions in Japan was of particular concern, and caused a sharp drop in the yen's value relative to the US dollar. During other periods, US investors appeared to expect that the positive trends of a moderately expanding economy, declining unemployment, enhanced productivity and corporate profits growth would continue, unimpeded by developments in Asia. To date, there have been only a few signs that Asia's troubles are influencing US economic activity--such as a surge in the accumulation of inventories--largely because domestic demand has remained strong. In Europe, the major event was the greater progress toward achieving European Monetary Union, although there were concerns that interest rates may have to be increased, especially in the United Kingdom, to curtail potential inflationary pressures.

As we move into the second half of 1998, it is likely that investor focus will remain on developments in Asia. The US Federal Reserve Board has kept monetary policy on hold as the Asian financial crisis deepened, which has benefited US bond and stock prices. Looking ahead, if there is continued evidence of noninflationary economic growth, it should have a positive influence on US capital markets.


Portfolio Matters
Security purchases in the second quarter of 1998 amounted to $490 million, while equity sales totaled $328 million. On the buy side, there were three new additions to the portfolio, and we also added to 13 existing positions. On the sell side, we eliminated two holdings and reduced 18 positions. Despite purchases exceeding sales by more than $170 million, our cash position increased to 14.9% of net assets on June 30, 1998 from 13.7% on March 31, 1998, as the Fund continued to attract a positive inflow of new money.

The largest of the new positions was Union Pacific Corporation, presently the largest railroad in the country following its September 1996 merger with Southern Pacific Corp. The integration of the two rail lines has proven to be more difficult than anticipated, with losses reported in the past two quarters, and the dividend reducing significantly. Union Pacific's stock price declined from the low $70s per share in July 1997 to our entry level price in the mid $40s. Recovery from the integration problems has been slow, but the long-term earning potential is substantial, and we believe the risk/reward prospects are favorable.

Other additions to the portfolio were Associates First Capital Corporation, a consumer and commercial finance company, spun-off from Ford Motor Co., and COMPAQ Computer Corporation, the surviving company of the merger with Digital Equipment Corp. The additions to established positions focused largely on increasing those holdings introduced in the first quarter of 1998: Caterpillar, Inc., Diamond Offshore Drilling, Inc., National City Corp. and Starwood Hotels and Resorts Worldwide, Inc.




Merrill Lynch Basic Value Fund, Inc.
June 30, 1998




On the sell side, our major reductions were in merger candidates, principally Citicorp and Travelers Group, Inc. and, to a lesser extent, Norwest Corporation and Wells Fargo & Company. While we are positive on the merger, the initial stock market reaction to the Citicorp/Travelers merger announcement seemed excessive (Citicorp stock was up 26% the day of the announcement and Travelers stock advanced 18%), and we cut back each position about 10%. At peak prices, the combined entity would have accounted for well over 5% of our portfolio, which we thought was too high. At current prices, the combined company would be our largest holding at a more comfortable 4% of the portfolio. The Norwest Corporation/Wells Fargo & Company merger was not greeted as favorably by investors as both issues declined in price on the day of the announcement. On a long-term basis, we are favorably disposed to this merger, but believe minor reductions in both issues were prudent. Finally, we eliminated a small Real Estate Investment Trust position in Avalon Properties, Inc.


Fiscal Year In Review
Total returns for Merrill Lynch Basic Value Fund, Inc. for the twelve months ended June 30, 1998 were below those of the unmanaged Standard & Poor's 500 Composite (S&P 500) Index. For the fiscal year ended June 30, 1998, total returns for the Fund's Class A, Class B, Class C and Class D Shares were +23.23%, +21.97%, +21.98% and +22.89%, respectively, compared to the +30.16% total return for the S&P 500 Index.

Our cash position, which averaged 13.2% of net assets during the fiscal year, was a detriment to performance in an almost continually rising stock market. Also, our energy holdings (15% of the portfolio) generally lagged the market, but we did take advantage of the frequent shifts in sentiment toward energy by buying during periods of pessimism and selling during times of optimism. Overall, during the fiscal year we purchased $278 million in energy issues while selling $170 million.

Auto, bank and insurance stocks were all above-average performers during the fiscal year ended June 30, 1998. Telephones and electric utilities turned in a mixed individual performance but on balance were favorable impacters.

For the fiscal year ended June 30, 1998, we purchased $2.0 billion in equities and sold $1.8 billion. The sales generated profits of $951 million above the aggregate cost of the holdings. Our cash position increased to 14.9% of net assets at fiscal year-end from 13.4% at June 30, 1997. Total Fund net assets increased to $13.1 billion from $10.2 billion a year earlier.

In Conclusion
We thank you for your investment in Merrill Lynch Basic Value Fund, Inc. We look forward to reviewing our outlook and strategy in our upcoming quarterly report to shareholders.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Paul M. Hoffmann)
Paul M. Hoffmann
Senior Vice President and
Portfolio Manager



July 7, 1998




Merrill Lynch Basic Value Fund, Inc.
June 30, 1998


IMPORTANT TAX INFORMATION (unaudited)

The following information summarizes all per share distributions paid by Merrill Lynch Basic Value Fund, Inc. during its taxable year ended June 30, 1998:

                                                           Qualifying     Non-Qualifying      Total            Long-Term
                           Record         Payable           Ordinary         Ordinary        Ordinary           Capital
                            Date            Date             Income           Income          Income             Gains
Class A Shares:            8/12/97         8/20/97         $.376821         $.037185         $.414006         $1.223162*
                          12/05/97        12/15/97         $.391389         $.119074         $.510463         $ .857435**
Class B Shares:            8/12/97         8/20/97         $.222579         $.021964         $.244543         $1.223162*
                          12/05/97        12/15/97         $.245522         $.074697         $.320219         $ .857435**
Class C Shares:            8/12/97         8/20/97         $.236736         $.023361         $.260097         $1.223162*
                          12/05/97        12/15/97         $.252362         $.076777         $.329139         $ .857435**
Class D Shares:            8/12/97         8/20/97         $.347625         $.034304         $.381929         $1.223162*
                          12/05/97        12/15/97         $.358517         $.109074         $.467591         $ .857435**

 *Of this long-term capital gain distribution, 68.46% is subject to the 28% tax rate and 31.54% is subject to the 20% tax rate.
**Of this long-term capital gain distribution, 10.32% is subject to the 28% tax rate and 89.68% is subject to the 20% tax rate.
  The domestic qualifying ordinary income qualifies for the dividends-received deduction for corporations.

  Please retain this information for your records.



OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Donald Cecil, Director
M. Colyer Crum, Director
Edward H. Meyer, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Fred G. Weiss, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Paul M. Hoffmann, Senior Vice President
 and Portfolio Manager
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Thomas D. Jones, III, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863




Merrill Lynch Basic Value Fund, Inc.
June 30, 1998



PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.





Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/98                        +23.23%        +16.76%
Five Years Ended 6/30/98                  +19.81         +18.53
Ten Years Ended 6/30/98                   +15.48         +14.86

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 6/30/98                        +21.97%        +17.97%
Five Years Ended 6/30/98                  +18.60         +18.60
Inception (10/21/88) through 6/30/98      +14.30         +14.30

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 6/30/98                        +21.98%        +20.98%
Inception (10/21/94)
through 6/30/98                           +23.08         +23.08

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/98                        +22.89%        +16.44%
Inception (10/21/94)
through 6/30/98                           +24.04         +22.24

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Basic Value Fund, Inc.
June 30, 1998



PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's
Class A Shares compared to growth of an investment in the S&P 500
Index. Beginning and ending values are:


                                       6/88            6/98

ML Basic Value Fund, Inc.++--
Class A Shares*                       $ 9,475        $39,972
S&P 500 Index++++                     $10,000        $54,889


A line graph depicting the growth of an investment in the Fund's
Class B Shares compared to growth of an investment in the S&P 500
Index. Beginning and ending values are:


                                     10/21/88**       6/98
ML Basic Value Fund, Inc.++--
Class B Shares*                       $10,000        $36,505
S&P 500 Index++++                     $10,000        $52,382


A line graph depicting the growth of an investment in the Fund's
Class C Shares and Class D Shares compared to growth of an investment in the S&P 500 Index. Beginning and ending values are:


                                     10/21/94**       6/98
ML Basic Value Fund, Inc.++--
Class C Shares*                       $10,000        $21,522
ML Basic Value Fund, Inc.++--
Class D Shares*                       $ 9,475        $20,987
S&P 500 Index++++                     $10,000        $26,401

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++ML Basic Value Fund, Inc. invests in securities, primarily equities, that management of the Fund believes are undervalued and therefore represent basic investment value.
++++This unmanaged broad-based Index is comprised of common stocks.
    Past performance is not predictive of future performance.



Merrill Lynch Basic Value Fund, Inc.
June 30, 1998



PERFORMANCE DATA (concluded)


Results of a $1,000 Investment Since Inception--Class A Shares

(5.25% current sales charge--$947.50 net amount invested; assuming reinvestment of all dividends and capital gains distributions)

A mountain chart depicting the growth of an investment in the Fund's Class A Shares from $947.50 on July 1, 1977 to $24,438.77 on June
30, 1998.



Recent Performance Results
                                                                                            Ten Years/
                                                   12 Month        3 Month               Since Inception
                                                 Total Return    Total Return              Total Return
ML Basic Value Fund Class A Shares*                 +23.23%          +0.48%                  +321.86%
ML Basic Value Fund Class B Shares*                 +21.97           +0.22                   +265.05
ML Basic Value Fund Class C Shares*                 +21.98           +0.25                   +115.22
ML Basic Value Fund Class D Shares*                 +22.89           +0.41                   +121.48
Dow Jones Industrial Average**                      +18.67           +2.13            +460.35/+451.23/+150.12
Standard & Poor's 500 Index**                       +30.16           +3.30            +448.89/+423.82/+164.01

 *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/inception dates are: Class A Shares, ten years ended 6/30/98; Class B Shares, 10/21/88; and Class C and Class D Shares, 10/21/94.
**An unmanaged broad-based index comprised of common stocks. Ten years/since inception total returns are: for the ten years ended 6/30/98; from 10/21/88 to 6/30/98; and from 10/21/94 to 6/30/98, respectively.



Merrill Lynch Basic Value Fund, Inc.
June 30, 1998



SCHEDULE OF INVESTMENTS
                                 Shares                                                                  Value      Percent of
Industry                          Held                      Stocks                       Cost          (Note 1a)    Net Assets
Low Price to Book Value

Metals/Non-Ferrous             1,400,000     ASARCO Inc.                           $   36,667,971    $    31,150,000    0.2%
Insurance                      2,500,000     American General Corporation              54,530,936        177,968,750    1.4
Insurance                        260,000     American National Insurance Co.            9,749,442         27,186,250    0.2
Steel                          4,500,000   ++Bethlehem Steel Corporation               56,745,956         55,968,750    0.4
Restaurants                    3,900,000     Darden Restaurants, Inc.                  36,505,673         61,912,500    0.5
Information Processing         1,700,000   ++Data General Corporation                  23,665,586         25,393,750    0.2
Utilities--Electric            3,000,000     Entergy Corporation                       69,641,133         86,250,000    0.7
Retail                         2,800,000   ++Federated Department Stores, Inc.         81,540,624        150,675,000    1.1
Machinery & Equipment          2,500,000     Fluor Corporation                        134,723,501        127,500,000    1.0
Automotive                     5,200,000     Ford Motor Company                       102,542,550        306,800,000    2.3
Insurance                      1,250,000     Hartford Financial Services Group
                                             Inc. (The)                                31,155,644        142,968,750    1.1
Chemicals                        800,000     Imperial Chemical Industries
                                             PLC (ADR)*                                45,969,824         51,600,000    0.4
Paper & Forest Products        3,000,000     International Paper Company              106,179,539        129,000,000    1.0
Retail                         5,800,000   ++Kmart Corporation                         69,437,129        111,650,000    0.9
Insurance                      1,400,000     PartnerRe Ltd.                            29,498,937         71,400,000    0.5
Beverages                      2,600,000     Seagram Company Ltd. (The)                87,765,911        106,437,500    0.8
Steel                          3,000,000     USX--US Steel Group, Inc.                 90,807,536         99,000,000    0.8
Railroads                      2,800,000     Union Pacific Corporation                129,195,432        123,550,000    0.9
Banking                          430,000     Wells Fargo & Company                     86,351,821        158,670,000    1.2
                                                                                   --------------    ---------------  ------
                                                                                    1,282,675,145      2,045,081,250   15.6


Below-Average Price/Earnings Ratio


Telecommunications             2,800,000     AT&T Corp.                               100,871,726        159,950,000    1.2
Insurance                      2,500,000     Allstate Corporation (The)                58,084,911        228,906,250    1.8
Machinery & Equipment          3,000,000     Caterpillar, Inc.                        167,710,296        158,625,000    1.2
Banking                        2,200,000     Citicorp                                 141,440,387        328,350,000    2.5
Farm & Construction
  Equipment                    4,500,000     Deere & Company                          108,686,341        237,937,500    1.8
Oil & Gas Producers            3,400,000     Diamond Offshore Drilling, Inc.          153,665,471        136,000,000    1.0
Photography                    2,000,000     Eastman Kodak Company                    115,759,658        146,125,000    1.1
Capital Goods                  1,785,000     Eaton Corporation                        105,162,263        138,783,750    1.1
Automotive                     2,700,000     General Motors Corporation               118,385,267        180,393,750    1.4
Chemicals                      2,600,000     Hercules Inc.                             69,675,936        106,925,000    0.8
Machinery                      4,000,000     ITT Industries Inc.                       83,357,038        149,500,000    1.1
Machinery                      3,600,000     Ingersoll-Rand Company                    83,867,995        158,625,000    1.2
Information Processing         3,100,000     International Business Machines Corp.    128,972,514        355,918,750    2.7
Banking                        2,800,000     NationsBank Corporation                   85,514,320        214,200,000    1.6
Tobacco                        3,500,000     Philip Morris Companies, Inc.            112,337,500        137,812,500    1.1
Electrical Equipment           3,150,000     Philips Electronics N.V. (NY
                                             Registered Shares)                        84,665,368        267,750,000    2.0
Fertilizers                    1,600,000     Potash Corp. of Saskatchewan Inc.        125,426,223        120,900,000    0.9
Retail                         3,650,000     Sears, Roebuck & Co.                     100,683,617        222,878,125    1.7
Real Estate Investment
  Trust                        2,700,000     Starwood Hotels & Resorts
                                             Worldwide, Inc.                          140,938,372        130,443,750    1.0
Electronics                    2,250,000     Tektronix, Inc.                           58,632,719         79,593,750    0.6
Electrical Equipment           1,700,000     Thomas & Betts Corporation                81,726,521         83,725,000    0.6
Chemicals                      2,600,000     Union Carbide Corporation                 84,717,281        138,775,000    1.1
Retail                         4,000,000   ++Venator Group, Inc. (a)                   55,901,671         76,500,000    0.6
                                                                                   --------------    ---------------  ------
                                                                                    2,366,183,395      3,958,618,125   30.1



Merrill Lynch Basic Value Fund, Inc.
June 30, 1998


SCHEDULE OF INVESTMENTS (continued)
                                 Shares                                                                  Value      Percent of
Industry                          Held                      Stocks                       Cost          (Note 1a)    Net Assets
Above-Average Yield

Telecommunications             3,800,000     Ameritech Corporation                 $  118,458,152    $   170,525,000    1.3%
Oil--Domestic                  1,950,000     Atlantic Richfield Company               106,571,450        152,343,750    1.1
Telecommunications             2,900,000     Bell Atlantic Corporation                 78,567,640        132,312,500    1.0
Oil--International             1,983,215     British Petroleum Company PLC
                                             (The)(ADR)*                               67,971,109        175,018,723    1.3
Utilities--Electric            1,951,900     CINergy Corp.                             55,134,500         68,316,500    0.5
Oil--International             2,700,000     Chevron Corporation                      129,731,902        224,268,750    1.7
Utilities--Electric            1,650,000     Consolidated Edison Co. of
                                             New York, Inc.                            39,941,209         76,003,125    0.6
Utilities--Electric              956,250     DPL Inc.                                   6,204,369         17,332,031    0.1
Telecommunications             3,300,000     GTE Corp.                                109,572,500        183,562,500    1.4
Foods/Food Processing          1,750,000     General Mills, Inc.                       88,326,700        119,656,250    0.9
Real Estate Investment
  Trust                          440,000     Irvine Apartment Communities, Inc.         7,126,791         12,732,500    0.1
Real Estate Investment
  Trust                          900,000     Liberty Property Trust                    17,263,193         23,006,250    0.2
Real Estate Investment
  Trust                          500,000     Mills Corporation (The)                   10,080,375         12,000,000    0.1
Oil--International             3,600,000     Mobil Corporation                        122,850,898        275,850,000    2.1
Utilities--Electric            2,400,000     NIPSCO Industries, Inc.                   27,387,777         67,200,000    0.5
Banking                        1,300,000     National City Corp.                       86,062,731         92,300,000    0.7
Oil--Domestic                  4,000,000     Occidental Petroleum Corporation          89,410,660        108,000,000    0.8
Utilities--Electric            2,600,000     PECO Energy Company                       62,537,242         75,887,500    0.6
Utilities--Electric            1,800,000     Public Service Enterprise Group, Inc.     48,476,636         61,987,500    0.5
Oil--International             5,200,000     Royal Dutch Petroleum Company (NY
                                             Registered Shares)                       136,836,303        285,025,000    2.2
Real Estate Investment
  Trust                        1,600,000     Simon DeBartolo Group, Inc.               32,239,889         52,000,000    0.4
Real Estate Investment
  Trust                          500,000     Summit Properties Inc.                     9,048,400          9,468,750    0.1
Oil--International             3,500,000     Texaco Inc.                              133,671,295        208,906,250    1.6
Utilities--Electric            2,900,000     Texas Utilities Company                  103,140,138        120,712,500    0.9
Telecommunications             3,000,000     U S West Communications Group, Inc.       77,072,442        141,000,000    1.1
                                                                                   --------------    ---------------  ------
                                                                                    1,763,684,301      2,865,415,379   21.8


Special Situations


Savings & Loans                1,700,000     Ahmanson (H.F.) & Company                 37,928,399        120,700,000    0.9
Savings & Loans                1,700,000     Associates First Capital
                                             Corporation (b)                           72,355,994        130,687,500    1.0
Pharmaceuticals                1,200,000     Bristol-Myers Squibb Co.                  34,026,064        137,925,000    1.1
Computers                      3,000,000     COMPAQ Computer Corporation (c)           84,705,901         85,125,000    0.6
Oil Services & Equipment       3,400,000     Dresser Industries, Inc.                  79,584,474        149,812,500    1.1
Chemicals                      3,650,000     duPont (E.I.) de Nemours & Co.           160,544,721        272,381,250    2.1
Oil--International             4,500,000     Exxon Corporation                        158,275,415        320,906,250    2.4
Pharmaceuticals                  850,000     Merck & Co., Inc.                         29,557,312        113,687,500    0.9
Banking                        6,500,000     Norwest Corporation                       85,042,664        242,937,500    1.9
Telecommunications             1,600,000     Telefonica de Espana S.A. (ADR)*          63,336,735        222,500,000    1.7
Semiconductors                 2,000,000     Texas Instruments Inc.                    89,868,412        116,625,000    0.9
Insurance                      3,200,000     Travelers Group, Inc.                     35,097,922        194,000,000    1.5
Information Processing         5,600,000   ++Unisys Corporation                        60,913,547        158,200,000    1.2
Pharmaceuticals                1,320,000     Zeneca Group PLC (ADR)*                   12,980,000         57,915,000    0.4
                                                                                   --------------    ---------------  ------
                                                                                    1,004,217,560      2,323,402,500   17.7

                                             Total Stocks                           6,416,760,401     11,192,517,254   85.2



Merrill Lynch Basic Value Fund, Inc.
June 30, 1998



SCHEDULE OF INVESTMENTS (continued)
                                  Face                                                                   Value      Percent of
                                 Amount                     Issue                        Cost          (Note 1a)    Net Assets
Short-Term Securities

Commercial Paper**                           Aesop Funding Corp.:
                             $28,500,000       5.52% due 7/23/1998                 $   28,399,490    $    28,399,490    0.2%
                              35,800,000       5.52% due 7/24/1998                     35,668,256         35,668,256    0.3
                              30,000,000     Apreco, Inc., 5.53% due 8/05/1998         29,834,100         29,834,100    0.2
                              30,136,000     Atlantic Asset Securitization Corp.,
                                             5.55% due 7/10/1998                       30,089,540         30,089,540    0.2
                              33,000,000     CSW Credit, Inc., 5.52% due
                                             8/03/1998                                 32,827,960         32,827,960    0.2
                              50,000,000     CXC Inc., 5.54% due 7/28/1998             49,784,556         49,784,556    0.4
                              30,127,000     Concord Minutemen Capital Co.
                                             LLC, 5.55% due 8/03/1998                  29,969,084         29,969,084    0.2
                              25,000,000     Corporate Asset Funding Co.,
                                             Inc., 5.55% due 8/03/1998                 24,868,958         24,868,958    0.2
                                             Countrywide Home Loans, Inc.:
                              22,650,000       5.56% due 7/17/1998                     22,590,531         22,590,531    0.2
                              77,000,000       5.58% due 7/20/1998                     76,761,300         76,761,300    0.6
                                             Delaware Funding Corp.:
                              55,000,000       5.68% due 7/09/1998                     54,921,900         54,921,900    0.4
                              70,000,000       5.54% due 7/15/1998                     69,838,417         69,838,417    0.5
                                             Edison Asset Securitization LLC:
                              36,000,000       5.53% due 7/13/1998                     35,928,110         35,928,110    0.3
                              18,773,000       5.54% due 7/20/1998                     18,715,221         18,715,221    0.1
                              12,707,000       5.54% due 7/22/1998                     12,663,980         12,663,980    0.1
                              50,000,000       5.57% due 7/29/1998                     49,775,653         49,775,653    0.4
                                             Eureka Securitization Inc.:
                              20,000,000       5.54% due 7/01/1998                     19,996,922         19,996,922    0.1
                              60,000,000       5.53% due 7/20/1998                     59,815,667         59,815,667    0.5
                              30,000,000       5.52% due 7/29/1998                     29,866,600         29,866,600    0.2
                              14,010,000     Falcon Asset Securitization Corp.,
                                             5.55% due 8/21/1998                       13,897,687         13,897,687    0.1
                                             Finova Capital Corp.:
                              15,000,000       5.55% due 7/17/1998                     14,960,688         14,960,688    0.1
                              39,000,000       5.53% due 7/27/1998                     38,838,248         38,838,248    0.3
                              62,000,000     General Electric Capital Corp.,
                                             5.52% due 7/07/1998                       61,933,453         61,933,453    0.5
                              72,701,000     General Motors Acceptance Corp.,
                                             6.50% due 7/01/1998                       72,687,873         72,687,873    0.5
                                             International Securitization Corp.:
                              41,000,000       5.53% due 7/09/1998                     40,943,318         40,943,318    0.3
                              35,000,000       5.55% due 7/14/1998                     34,924,458         34,924,458    0.3
                              50,000,000       5.53% due 7/23/1998                     49,823,347         49,823,347    0.4
                              25,200,000       5.54% due 7/23/1998                     25,110,806         25,110,806    0.2
                              75,000,000     Lehman Brothers Holdings Inc.,
                                             5.56% due 8/21/1998                       74,397,667         74,397,667    0.6
                                             Lexington Parker, Inc.:
                              65,000,000       5.53% due 7/06/1998                     64,940,091         64,940,091    0.5
                              50,000,000       5.57% due 7/10/1998                     49,922,639         49,922,639    0.4
                              50,000,000       5.55% due 7/16/1998                     49,876,667         49,876,667    0.4
                              39,056,000       5.55% due 7/24/1998                     38,911,493         38,911,493    0.3
                                             Park Avenue Receivables Corp.:
                              31,534,000       5.53% due 7/13/1998                     31,471,028         31,471,028    0.2
                              35,628,000       5.58% due 7/15/1998                     35,545,165         35,545,165    0.3
                              33,205,000       5.53% due 8/04/1998                     33,026,477         33,026,477    0.2


Merrill Lynch Basic Value Fund, Inc.
June 30, 1998


SCHEDULE OF INVESTMENTS (concluded)
                                  Face                                                                   Value      Percent of
                                 Amount                     Issue                        Cost          (Note 1a)    Net Assets
Short-Term Securities (concluded)

Commercial Paper                             Republic Industries, Inc.:
(concluded)                  $50,000,000      5.53% due 7/22/1998                  $   49,831,028    $    49,831,028    0.4%
                              35,000,000      5.52% due 7/24/1998                      34,871,200         34,871,200    0.3
                              70,000,000      5.53% due 7/31/1998                      69,666,664         69,666,664    0.5
                                             Riverwoods Funding Corp.:
                              27,609,000      5.51% due 7/01/1998                      27,604,774         27,604,774    0.2
                              70,000,000      5.52% due 7/21/1998                      69,774,600         69,774,600    0.5
                              40,000,000      5.52% due 7/27/1998                      39,834,400         39,834,400    0.3
                                             Variable Funding Capital Corp.:
                              75,000,000      5.53% due 7/16/1998                      74,815,667         74,815,667    0.6
                              50,000,000      5.54% due 7/17/1998                      49,869,194         49,869,194    0.4
                              50,000,000      5.53% due 8/07/1998                      49,708,139         49,708,139    0.4
                                                                                   --------------    ---------------  ------
                                                                                    1,909,503,016      1,909,503,016   14.5


US Government Agency          50,000,000     Federal National Mortgage
Obligations**                                Association, 5.46% due 7/14/1998          49,893,833         49,893,833    0.4


                                             Total Short-Term Securities            1,959,396,849      1,959,396,849   14.9


Total Investments                                                                  $8,376,157,250     13,151,914,103  100.1
                                                                                   ==============
Liabilities in Excess of Other Assets                                                                    (14,250,994)  (0.1)
                                                                                                     ---------------  ------
Net Assets                                                                                           $13,137,663,109  100.0%
                                                                                                     ===============  ======



 ++Non-income producing security.
  *American Depositary Receipts (ADR).
 **Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
(a)Formerly Woolworth Corporation.
(b)Associates First Capital Corporation is a spin-off from Ford
   Motor Company.
(c)Digital Equipment Corporation was acquired by COMPAQ Computer
   Corporation.
   Categories of companies shown have not been audited by Deloitte &
   Touche LLP.

See Notes to Financial Statements.



Merrill Lynch Basic Value Fund, Inc.
June 30, 1998



FINANCIAL INFORMATION

Statement of Assets and Liabilities as of June 30, 1998
Assets:             Investments, at value (identified cost--$8,376,157,250)
                    (Note 1a)                                                                            $13,151,914,103
                    Cash                                                                                          31,040
                    Receivables:
                      Capital shares sold                                             $    20,336,030
                      Dividends                                                            16,297,942
                      Securities sold                                                       5,446,218         42,080,190
                                                                                      ---------------
                    Prepaid registration fees and other assets (Note 1d)                                         206,428
                                                                                                         ---------------
                    Total assets                                                                          13,194,231,761
                                                                                                         ---------------

Liabilities:        Payables:
                      Securities purchased                                                 23,679,969
                      Capital shares redeemed                                              19,580,164
                      Distributor (Note 2)                                                  5,196,550
                      Investment adviser (Note 2)                                           4,606,836         53,063,519
                                                                                      ---------------
                    Accrued expenses and other liabilities                                                     3,505,133
                                                                                                         ---------------
                    Total liabilities                                                                         56,568,652
                                                                                                         ---------------

Net Assets:         Net assets                                                                           $13,137,663,109
                                                                                                         ===============

Net Assets          Class A Shares of Common Stock, $0.10 par value,
Consist of:         400,000,000 shares authorized                                                        $    14,173,313
                    Class B Shares of Common Stock, $0.10 par value,
                    400,000,000 shares authorized                                                             12,201,371
                    Class C Shares of Common Stock, $0.10 par value,
                    200,000,000 shares authorized                                                              1,332,398
                    Class D Shares of Common Stock, $0.10 par value,
                    200,000,000 shares authorized                                                              4,187,710
                    Paid-in capital in excess of par                                                       7,565,650,737
                    Undistributed investment income--net                                                     104,136,156
                    Undistributed realized capital gains on investments--net                                 660,224,571
                    Unrealized appreciation on investments--net                                            4,775,756,853
                                                                                                         ---------------
                    Net assets                                                                           $13,137,663,109
                                                                                                         ===============

Net Asset Value:    Class A--Based on net assets of $5,888,852,608 and 141,733,126
                             shares outstanding                                                          $         41.55
                                                                                                         ===============
                    Class B--Based on net assets of $4,976,004,010 and 122,013,710
                             shares outstanding                                                          $         40.78
                                                                                                         ===============
                    Class C--Based on net assets of $538,104,305 and 13,323,980
                             shares outstanding                                                          $         40.39
                                                                                                         ===============
                    Class D--Based on net assets of $1,734,702,186 and 41,877,096
                             shares outstanding                                                          $         41.42
                                                                                                         ===============

                    See Notes to Financial Statements.



Merrill Lynch Basic Value Fund, Inc.
June 30, 1998



FINANCIAL INFORMATION (continued)

Statement of Operations for the Year Ended June 30, 1998
Investment          Dividends (net of $3,033,521 foreign withholding tax)                                $   225,114,618
Income              Interest and discount earned                                                              88,532,399
(Notes 1b & 1c):    Other                                                                                        236,382
                                                                                                         ---------------
                    Total income                                                                             313,883,399
                                                                                                         ---------------

Expenses:           Investment advisory fees (Note 2)                                 $    47,100,812
                    Account maintenance and distribution fees--Class B (Note 2)            45,441,695
                    Transfer agent fees--Class A (Note 2)                                   6,415,643
                    Transfer agent fees--Class B (Note 2)                                   6,118,820
                    Account maintenance and distribution fees--Class C (Note 2)             4,356,852
                    Account maintenance fees--Class D (Note 2)                              3,298,009
                    Transfer agent fees--Class D (Note 2)                                   1,574,734
                    Registration fees (Note 1d)                                               715,728
                    Transfer agent fees--Class C (Note 2)                                     627,823
                    Accounting services (Note 2)                                              483,549
                    Printing and shareholder reports                                          413,103
                    Custodian fees                                                            402,888
                    Professional fees                                                          89,698
                    Directors' fees and expenses                                               47,987
                    Pricing fees                                                               11,550
                    Other                                                                      91,318
                                                                                      ---------------
                    Total expenses                                                                           117,190,209
                                                                                                         ---------------
                    Investment income--net                                                                   196,693,190
                                                                                                         ---------------

Realized &          Realized gain on investments--net                                                        950,656,787
Unrealized          Change in unrealized appreciation on investments--net                                  1,196,444,669
Gain on                                                                                                  ---------------
Investments         Net Increase in Net Assets Resulting from Operations                                 $ 2,343,794,646
--Net (Notes                                                                                             ===============
1c, 1e & 3):

                    See Notes to Financial Statements.



Merrill Lynch Basic Value Fund, Inc.
June 30, 1998



FINANCIAL INFORMATION (continued)


Statements of Changes in Net Assets
                                                                                                 For the Year
                                                                                                 Ended June 30,
Increase (Decrease) in Net Assets:                                                          1998                1997
Operations:         Investment income--net                                            $   196,693,190    $   179,493,575
                    Realized gain on investments--net                                     950,656,787        465,029,995
                    Change in unrealized appreciation on investments--net               1,196,444,669      1,657,307,021
                                                                                      ---------------    ---------------
                    Net increase in net assets resulting from operations                2,343,794,646      2,301,830,591
                                                                                      ---------------    ---------------

Dividends &         Investment income--net:
Distributions to      Class A                                                            (104,991,974)      (100,659,426)
Shareholders          Class B                                                             (48,188,281)       (58,137,865)
(Note 1g):            Class C                                                              (4,614,624)        (4,393,794)
                      Class D                                                             (20,742,423)       (11,669,904)
                    Realized gain on investments--net:
                      Class A                                                            (298,730,147)      (170,767,565)
                      Class B                                                            (254,752,228)      (157,008,366)
                      Class C                                                             (22,962,880)       (10,983,674)
                      Class D                                                             (64,611,806)       (21,395,471)
                                                                                      ---------------    ---------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                        (819,594,363)      (535,016,065)
                                                                                      ---------------    ---------------

Capital Share       Net increase in net assets derived from capital
Transactions        share transactions                                                  1,378,654,564        945,290,139
(Note 4):                                                                             ---------------    ---------------

Net Assets:         Total increase in net assets                                        2,902,854,847      2,712,104,665
                    Beginning of year                                                  10,234,808,262      7,522,703,597
                                                                                      ---------------    ---------------
                    End of year*                                                      $13,137,663,109    $10,234,808,262
                                                                                      ===============    ===============

                   *Undistributed investment income--net                              $   104,136,156    $    85,980,268
                                                                                      ===============    ===============

                    See Notes to Financial Statements.



Merrill Lynch Basic Value Fund, Inc.
June 30, 1998



FINANCIAL INFORMATION (continued)

Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.                                 Class A
                                                                             For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                          1998++      1997++      1996        1995        1994
Per Share           Net asset value, beginning of year       $    36.50  $    30.22  $    26.44  $    23.17   $    23.31
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net                          .83         .81         .80         .74          .62
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                              7.23        7.66        4.31        4.01          .67
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations               8.06        8.47        5.11        4.75         1.29
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                       (.78)       (.80)       (.76)       (.69)        (.70)
                      Realized gain on investments--net           (2.23)      (1.39)       (.57)       (.79)        (.73)
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions             (3.01)      (2.19)      (1.33)      (1.48)       (1.43)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of year             $    41.55  $    36.50  $    30.22  $    26.44   $    23.17
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share           23.23%      29.95%      19.92%      21.67%        5.68%
Return:*                                                     ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                       .54%        .55%        .56%        .59%         .53%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment income--net                        2.14%       2.54%       2.88%       3.19%        2.76%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of year (in thousands)   $5,888,853  $4,921,834  $3,587,558  $2,834,652   $2,272,983
Data:                                                        ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           17.79%      13.00%      13.94%      11.69%       21.79%
                                                             ==========  ==========  ==========  ==========   ==========


                   *Total investment returns exclude the effects of sales loads.
                  ++Based on average shares outstanding.


                    See Notes to Financial Statements.



Merrill Lynch Basic Value Fund, Inc.
June 30, 1998



FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
The following per share data and ratios have been derived
from information provided in the financial statements.                                 Class B
                                                                             For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                          1998++      1997++      1996         1995        1994
Per Share           Net asset value, beginning of year       $    35.89  $    29.76  $    26.08  $    22.87   $    23.04
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net                          .43         .48         .53         .53          .42
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                              7.11        7.55        4.23        3.93          .62
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations               7.54        8.03        4.76        4.46         1.04
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                       (.42)       (.51)       (.51)       (.46)        (.48)
                      Realized gain on investments--net           (2.23)      (1.39)       (.57)       (.79)        (.73)
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions             (2.65)      (1.90)      (1.08)      (1.25)       (1.21)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of year             $    40.78  $    35.89  $    29.76  $    26.08   $    22.87
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share           21.97%      28.61%      18.71%      20.45%        4.61%
Return:*                                                     ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                      1.56%       1.57%       1.58%       1.61%        1.55%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment income--net                        1.13%       1.53%       1.86%       2.16%        1.75%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of year (in thousands)   $4,976,004  $4,088,755  $3,288,963  $2,464,248   $1,744,704
Data:                                                        ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           17.79%      13.00%      13.94%      11.69%       21.79%
                                                             ==========  ==========  ==========  ==========   ==========

                   *Total investment returns exclude the effects of sales loads.
                  ++Based on average shares outstanding.


                    See Notes to Financial Statements.


Merrill Lynch Basic Value Fund, Inc.
June 30, 1998



FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                              Class C
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                      Oct. 21,
from information provided in the financial statements.                            For the Year Ended          1994++++ to
                                                                                       June 30,                 June 30,
Increase (Decrease) in Net Asset Value:                                      1998++      1997++        1996       1995
Per Share           Net asset value, beginning of period                 $    35.59   $   29.56   $   25.98    $   22.92
Operating                                                                ----------   ---------   ---------    ---------
Performance:        Investment income--net                                      .43         .47         .55          .44
                    Realized and unrealized gain on investments
                    and foreign currency transactions--net                     7.04        7.49        4.18         3.05
                                                                         ----------   ---------   ---------    ---------
                    Total from investment operations                           7.47        7.96        4.73         3.49
                                                                         ----------   ---------   ---------    ---------
                    Less dividends and distributions:
                      Investment income--net                                   (.44)       (.54)       (.58)        (.33)
                      Realized gain on investments--net                       (2.23)      (1.39)       (.57)        (.10)
                                                                         ----------   ---------   ---------    ---------
                    Total dividends and distributions                         (2.67)      (1.93)      (1.15)        (.43)
                                                                         ----------   ---------   ---------    ---------
                    Net asset value, end of period                       $    40.39   $   35.59   $   29.56    $   25.98
                                                                         ==========   =========   =========    =========

Total Investment    Based on net asset value per share                       21.98%      28.60%      18.69%       15.59%+++
Return:**                                                                ==========   =========   =========    =========

Ratios to Average   Expenses                                                  1.57%       1.58%       1.59%        1.66%*
Net Assets:                                                              ==========   =========   =========    =========
                    Investment income--net                                    1.12%       1.51%       1.83%        2.09%*
                                                                         ==========   =========   =========    =========

Supplemental        Net assets, end of period (in thousands)             $  538,104   $ 337,828   $ 211,787    $  74,334
Data:                                                                    ==========   =========   =========    =========
                    Portfolio turnover                                       17.79%      13.00%      13.94%       11.69%
                                                                         ==========   =========   =========    =========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Based on average shares outstanding.
                ++++Commencement of operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Basic Value Fund, Inc.
June 30, 1998


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                               Class D
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                      Oct. 21,
from information provided in the financial statements.                            For the Year Ended          1994++++ to
                                                                                       June 30,                 June 30,
Increase (Decrease) in Net Asset Value:                                      1998++      1997++       1996        1995
Per Share           Net asset value, beginning of period                 $    36.42   $   30.16   $   26.41    $   23.19
Operating                                                                ----------   ---------   ---------    ---------
Performance:        Investment income--net                                      .74         .73         .76          .50
                    Realized and unrealized gain on investments
                    and foreign currency transactions--net                     7.19        7.66        4.27         3.17
                                                                         ----------   ---------   ---------    ---------
                    Total from investment operations                           7.93        8.39        5.03         3.67
                                                                         ----------   ---------   ---------    ---------
                    Less dividends and distributions:
                      Investment income--net                                   (.70)       (.74)       (.71)        (.35)
                      Realized gain on investments--net                       (2.23)      (1.39)       (.57)        (.10)
                                                                         ----------   ---------   ---------    ---------
                    Total dividends and distributions                         (2.93)      (2.13)      (1.28)        (.45)
                                                                         ----------   ---------   ---------    ---------
                    Net asset value, end of period                       $    41.42   $   36.42   $   30.16    $   26.41
                                                                         ==========   =========   =========    =========

Total Investment    Based on net asset value per share                       22.89%      29.65%      19.61%       16.23%+++
Return:**                                                                ==========   =========   =========    =========

Ratios to Average   Expenses                                                   .79%        .80%        .81%         .87%*
Net Assets:                                                              ==========   =========   =========    =========
                    Investment income--net                                    1.89%       2.28%       2.61%        2.88%*
                                                                         ==========   =========   =========    =========

Supplemental        Net assets, end of period (in thousands)             $1,734,702   $ 886,391   $ 434,396    $ 203,033
Data:                                                                    ==========   =========   =========    =========
                    Portfolio turnover                                       17.79%      13.00%      13.94%       11.69%
                                                                         ==========   =========   =========    =========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Based on average shares outstanding.
                ++++Commencement of operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



Merrill Lynch Basic Value Fund, Inc.
June 30, 1998


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Basic Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Short-term securities are valued at amortized cost, which approximates market value. Other investments are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be withheld on interest, dividends, and capital gains at various rates.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction) the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written options are non-income producing investments.



Merrill Lynch Basic Value Fund, Inc.
June 30, 1998



(f) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's daily net assets at the following annual rates:
0.60% of the Fund's average daily net assets not exceeding $100 million; 0.50% of the Fund's average daily net assets in excess of $100 million but not exceeding $200 million; and 0.40% of average daily net assets in excess of $200 million.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees, which are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                     Account    Distribution
                                 Maintenance Fee     Fee

Class B                               0.25%          0.75%
Class C                               0.25%          0.75%
Class D                               0.25%           --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended June 30, 1998, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                       MLFD         MLPF&S

Class A                              $ 50,429     $  640,211
Class D                              $152,493     $2,168,092


For the year ended June 30, 1998, MLPF&S received contingent deferred sales charges of $4,181,163 and $111,981 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $33,000 in commissions on the execution of portfolio security transactions for the Fund for the year ended June 30, 1998.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.


Merrill Lynch Basic Value Fund, Inc.
June 30, 1998


NOTES TO FINANCIAL STATEMENTS (concluded)


Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLFDS, PFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 1998 were $1,965,665,763 and $1,794,266,164, respectively.

Net realized gains for the year ended June 30, 1998 and net unrealized gains as of June 30, 1998 were as follows:



                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments            $950,656,774  $4,775,756,853
Short-term investments                     13              --
                                 ------------  --------------
Total                            $950,656,787  $4,775,756,853
                                 ============  ==============


As of June 30, 1998, net unrealized appreciation for Federal income tax purposes aggregated $4,773,439,526, of which $4,834,375,248 related to appreciated securities and $60,935,722 related to depreciated securities. At June 30, 1998, the aggregate cost of investments for Federal income tax purposes was $8,378,474,577.


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $1,378,654,564 and $945,290,139 for the years ended June 30,
1998 and June 30, 1997, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                         Dollar
Ended June 30, 1998                   Shares        Amount

Shares sold                        25,708,451  $1,003,040,580
Shares issued to shareholders
in reinvestment of dividends
and distributions                   9,831,759     365,328,091
                                -------------  --------------
Total issued                       35,540,210   1,368,368,671
Shares redeemed                   (28,641,119) (1,113,034,866)
                                -------------  --------------
Net increase                        6,899,091  $  255,333,805
                                =============  ==============



Class A Shares for the Year                         Dollar
Ended June 30, 1997                   Shares        Amount

Shares sold                        37,081,337  $1,162,009,521
Shares issued to shareholders
in reinvestment of dividends
and distributions                   8,257,275     243,407,144
                                -------------  --------------
Total issued                       45,338,612   1,405,416,665
Shares redeemed                   (29,216,897)   (932,986,327)
                                -------------  --------------
Net increase                       16,121,715  $  472,430,338
                                =============  ==============



Class B Shares for the Year                         Dollar
Ended June 30, 1998                   Shares        Amount

Shares sold                        33,888,364  $1,301,745,206
Shares issued to shareholders
in reinvestment of dividends
and distributions                   7,366,044     269,955,814
                                -------------  --------------
Total issued                       41,254,408   1,571,701,020
Automatic conversion of
shares                            (12,361,173)   (468,787,712)
Shares redeemed                   (20,794,428)   (797,426,917)
                                -------------  --------------
Net increase                        8,098,807  $  305,486,391
                                =============  ==============



Class B Shares for the Year                         Dollar
Ended June 30, 1997                   Shares        Amount

Shares sold                        26,759,273  $  836,475,969
Shares issued to shareholders
in reinvestment of dividends
and distributions                   6,603,697     191,804,853
                                -------------  --------------
Total issued                       33,362,970   1,028,280,822
Automatic conversion of
shares                             (5,951,632)   (194,812,554)
Shares redeemed                   (24,018,657)   (750,923,397)
                                -------------  --------------
Net increase                        3,392,681  $   82,544,871
                                =============  ==============


Class C Shares for the Year                         Dollar
Ended June 30, 1998                   Shares        Amount

Shares sold                         5,944,133  $  226,061,127
Shares issued to shareholders
in reinvestment of dividends
and distributions                     685,367      24,889,642
                                -------------  --------------
Total issued                        6,629,500     250,950,769
Shares redeemed                    (2,796,591)   (106,127,637)
                                -------------  --------------
Net increase                        3,832,909  $  144,823,132
                                =============  ==============



Merrill Lynch Basic Value Fund, Inc.
June 30, 1998



Class C Shares for the Year                         Dollar
Ended June 30, 1997                   Shares        Amount

Shares sold                         4,511,986  $  139,349,120
Shares issued to shareholders
in reinvestment of dividends
and distributions                     485,970      14,024,176
                                -------------  --------------
Total issued                        4,997,956     153,373,296
Shares redeemed                    (2,671,622)    (83,360,975)
                                -------------  --------------
Net increase                        2,326,334  $   70,012,321
                                =============  ==============



Class D Shares for the Year                         Dollar
Ended June 30, 1998                   Shares        Amount

Shares sold                        10,001,666    $390,347,881
Automatic conversion of
shares                             12,192,461     468,787,712
Shares issued to shareholders
in reinvestment of dividends
and distributions                   2,069,455      76,804,608
                                  -----------    ------------
Total issued                       24,263,582     935,940,201
Shares redeemed                    (6,725,865)   (262,928,965)
                                  -----------    ------------
Net increase                       17,537,717    $673,011,236
                                  ===========    ============



Class D Shares for the Year                         Dollar
Ended June 30, 1997                   Shares        Amount

Shares sold                         7,052,734    $223,824,582
Automatic conversion of
shares                              5,871,627     194,812,554
Shares issued to shareholders
in reinvestment of dividends
and distributions                   1,008,878      29,701,013
                                  -----------    ------------
Total issued                       13,933,239     448,338,149
Shares redeemed                    (3,996,236)   (128,035,540)
                                  -----------    ------------
Net increase                        9,937,003    $320,302,609
                                  ===========    ============


Merrill Lynch Basic Value Fund, Inc.
June 30, 1998


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Basic Value Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Basic Value Fund, Inc. as of June 30, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Basic Value Fund, Inc. as of June 30, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
August 12, 1998
</AUDIT-REPORT>


Merrill Lynch Basic Value Fund, Inc.
June 30, 1998



PORTFOLIO INFORMATION (unaudited)


As of June 30, 1998
                                 Percent of
Ten Largest Stock Holdings       Net Assets
International Business
  Machines Corp.                      2.7%
Citicorp                              2.5
Exxon Corporation                     2.4
Ford Motor Company                    2.3
Royal Dutch Petroleum Company
  (NY Registered Shares)              2.2
Mobil Corporation                     2.1
duPont (E.I.) de Nemours & Co.        2.1
Philips Electronics N.V. (NY
  Registered Shares)                  2.0
Norwest Corporation                   1.9
Deere & Company                       1.8



Portfolio Changes for the Quarter
Ended June 30, 1998

Additions

 Associates First Capital Corporation
*Avalon Bay Communities, Inc.
 COMPAQ Computer Corporation
 Union Pacific Corporation

Deletions

*Avalon Bay Communities, Inc.
 Avalon Properties, Inc.
 Digital Equipment Corporation
*Added and deleted in the same quarter.